Exhibit 10.4(c)

CONFIDENTIAL TREATMENT REQUESTED

SANOFI-AVENTIS AND IMMUNOGEN CONFIDENTIAL

Execution Copy

AMENDMENT NO. 3 TO THE

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 3 to the Collaboration and License Agreement (this “Third Amendment”) is effective as of August 31, 2008 (the “Third Amendment Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation with a principal office at 830 Winter Street, Waltham, Massachusetts 02451 (“ImmunoGen”), and sanofi-aventis U. S. LLC, a Delaware limited liability company with a offices at 1041 Rt. 202-206, Bridgewater, NJ 08807 (“sanofi-aventis”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration and License Agreement (the “Agreement”) dated as of July 30, 2003 (the “Agreement Effective Date”) by and between ImmunoGen and Aventis Pharmaceuticals, Inc. (“Aventis”), as amended August 31, 2006 and October 11, 2007.

WHEREAS, on the Agreement Effective Date, ImmunoGen and Aventis, the predecessor in interest to sanofi-aventis, entered into the Agreement for the purpose of collaborating on the identification and validation of targets for use in the discovery of antibodies and antibody-drug conjugates in the Collaborative Focus Area (as defined in the Agreement) and in the development and commercialization of such antibodies and antibody-drug conjugates; and

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein and to set forth certain additional terms applicable to the Agreement, as so amended.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      Amendments to Agreement.

(a)                                 New Sections 1.95 and 1.96 are hereby added to the Agreement which shall provide as follows:

“1.95                                          “Consumer Price Index” means the Consumer Price Index for All Urban Consumers (Current Series) in the Northeast Region published from time to time by the Bureau of Labor Statistics of the United States Department of Labor.

1.96                                                “FTE Rate” means, for the first Calendar Year commencing on November 1, 2008, $[***]; and, for each Calendar Year thereafter, the result obtained by multiplying $[***] by the sum of (1 + CPI) where CPI is a fraction, the numerator of which is the difference between the Consumer Price Index as of the last month of the immediately preceding Calendar Year and the Consumer Price Index as of October 2008 and the denominator of which is the Consumer Price Index as of October 2008.”

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)                                 Section 2.3.5 of the Agreement is hereby amended by adding the following at the end of such provision:

“Following the Third Amendment Effective Date, the responsibilities of the Joint Research Committee that continue after the conclusion of the Research Program shall be assumed and performed by the Joint Development Committee, and the Joint Research Committee shall cease to exist.  For the sake of clarity, the Parties do not intend for the Joint Development Committee to be a decision making body, but instead, it shall serve as an information exchange and consultation forum.”

(c)                                  Section 2.8.1 of the Agreement is hereby amended by deleting the last sentence thereof in its entirety.

(d)                                 Section 2.8.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.8.4                                       Dropped Targets.  If at any time Aventis determines in good faith that the evaluation of any Antibody Target or a Program Target should be discontinued, then Aventis will inform ImmunoGen that the Antibody Target or Program Target should be dropped from the scope of this Agreement.  ImmunoGen shall review whether each such determination was made in good faith and if so shall confirm such determination as soon as reasonably practicable.  Thereafter, such Antibody Target or Program Target shall be deemed to be a “Dropped Target.”  Notwithstanding the foregoing, Schedule 2.14 attached hereto identifies all Antibody Targets and Program Targets as of August 31, 2006 that have become Dropped Targets as of the Third Amendment Effective Date.”

(e)                                  Section 2.14 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.14                                          Collaboration Portfolio.  For purposes of clarity Schedule 2.14 attached hereto lists all Antibody Targets, Program Targets, Program Targets with Program Antibodies and Program Targets with Lead Antibodies that were part of the Research Program as of the Third Amendment Effective Date.”

(f)                                   A new Section 2.15 is hereby added to the Agreement which shall provide as follows:

“2.15                                         Additional Services.

2.15.1                                      During the Term of this Agreement, commencing upon the Third Amendment Effective Date, Aventis may

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

request that ImmunoGen perform certain tasks in connection with the Development and Commercialization of the Products (collectively, the “Additional Services”).  If ImmunoGen is willing to provide the Additional Services, prior to the performance of such Additional Services, the Parties shall prepare a mutually agreed upon work plan which shall set forth with reasonable specificity the objectives and tasks to be performed by ImmunoGen and a related budget, which shall set forth (a) the [***] required to perform such services, (b) the costs, if any, related to the [***] in the performance of such services, and (c) the costs of any [***] not [***] by [***].  Effective January 1, 2009, ImmunoGen shall only initiate such Additional Services upon the receipt of a purchase order number from Aventis.  If, at any time during the performance of the Additional Services, ImmunoGen determines that either the actual [***] for all Additional Services to be performed during a particular Calendar Quarter or the costs related to the [***] for a particular Calendar Quarter or for the Calendar Year is expected to exceed the [***] or costs set forth in the mutually agreed upon work plan(s) for such Calendar Quarter or for the Calendar Year by [***] or more, ImmunoGen shall notify Aventis.  The Parties shall thereafter discuss in good faith whether to use such [***] or such additional [***] or whether to [***] the [***] to be [***], such that such [***] or increased costs related to the use by ImmunoGen of [***] are not [***]; and in the event that the Parties can not agree, Aventis shall make the final determination.  Such determination shall be set forth in revised work plan(s) or budget(s), as the case may be.  Subject to ImmunoGen’s right to receive the funding described in Section 2.15.3 below, ImmunoGen shall have the responsibility, at its sole cost and expense, of [***] the [***] and [***] of [***], including any [***] performing the Additional Services.  Except as otherwise provided herein, Aventis shall have no liability as a result of its [***] hereunder to [***] for any [***] and [***] and [***] and [***] incurred by [***] and associated with the Additional Services.

2.15.2                                      In connection with any Additional Services to be performed by ImmunoGen, Aventis shall use Commercially Reasonable Efforts to perform its obligations, if any, under the relevant work plan.

2.15.3                                      In consideration of the performance by ImmunoGen of the Additional Services, Aventis will pay ImmunoGen for all [***] used by ImmunoGen in the performance of such services and pursuant the relevant agreed upon budget, at a rate [***] equal to the [***].

2.15.4                                      Within thirty (30) days after the end of each Calendar Quarter following the Third Amendment Effective Date

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

during which Additional Services were performed, ImmunoGen will provide to Aventis a report and invoice setting forth the [***] performing Additional Services during each month of such Calendar Quarter, together with an [***] of the [***] between such [***] and the [***] of [***] for that Calendar Quarter.  Within [***] from the date of its receipt of each such invoice, Aventis will pay to ImmunoGen the invoice amount due as reimbursement for the work performed by the [***].

2.15.5                                      Within [***] after the end of each Calendar Quarter following the Third Amendment Effective Date during which Additional Services were performed, ImmunoGen will provide Aventis a report setting forth the [***] of the [***] to the Additional Services during each month in such Calendar Quarter and the [***] and [***] by such [***] during such Calendar Quarter, together with an [***] of the [***] between the [***] and the [***] for [***] for that Calendar Quarter.  Within [***] days from the date of its receipt of each such invoice, Aventis will pay to ImmunoGen any invoice amount due as reimbursement for the work performed by such [***] to the extent such [***] are [***] by ImmunoGen in accordance with Section 2.13 of this Agreement.

2.15.6                                      Sections 2.5.6 through 2.5.10 and Sections 2.9 through 2.13 shall apply to the performance of the Additional Services, except that all references therein to the Research Program shall instead refer, mutatis mutandis, to the Additional Services.

(g)                                  Section 3.5.1 is hereby amended by adding the following at the end of such provision:

“Following the Third Amendment Effective Date, the Joint Development Committee shall meet no more than three times per Calendar Year, unless the Parties mutually agree in advance of any scheduled meeting that there is no need for such meeting; provided that the Joint Development Committee shall meet at least twice each Calendar Year.  Meetings of the Joint Development Committee may be held in person, by means of telephone conference call or by videoconference, provided that at least one meeting each Calendar Year shall be in person.”

(h)                                 Section 3.7.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.7.1                                       If (a) Aventis undertakes the Development of a Lead Antibody and thereafter Aventis determines not to continue to

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Develop such Lead Antibody or any other Antibody that is Active against the Target against which such Lead Antibody is Active, and (b) Aventis determines that the Program Target against which such Lead Antibody is Active should be dropped from the scope of this Agreement, then such Lead Antibody shall thereafter be deemed a “Dropped Product,” and such Program Target shall thereafter been deemed a “Dropped Target.”

(i)                                     In Section 7.1.7 of the Agreement, the following sentence shall be added:

“Commencing upon the Third Amendment Effective Date, the licenses granted by ImmunoGen in this Section 7.1.7 shall be converted from co-exclusive to non-exclusive.”

(j)                                    Section 7.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.1                                      Activities under Research Program and the Additional Research Services.  Aventis hereby grants to ImmunoGen and its Affiliates a co-exclusive (with Aventis and its Affiliates), worldwide, royalty-free license, with the right to grant sublicenses to Approved Subcontractors, under the Aventis Intellectual Property and the Program Intellectual Property, (a) during the Research Program Term, to conduct the Research Program in accordance with the Annual Research Plan and (b) thereafter, to perform the Additional Services.”

(k)                                 Schedule 2.14 of the Agreement is hereby deleted in its entirety and replaced by Schedule 2.14 attached hereto.

2.              Miscellaneous.                                        The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto.  This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

IMMUNOGEN, INC.		SANOFI-AVENTIS U.S. LLC

By:	/s/ Daniel M. Junius	By:	/s/ Thomas G. Metcalf 22 Dec. 2008
Name:	Daniel M. Junius	Name:	Thomas G. Metcalf
Title:	President and COO	Title:	Site Director

		By:	/s/ Paul Darno
		Name:	Paul Darno
		Title:	Finance

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2.14

COLLABORATION PORTFOLIO AS OF THIRD AMENDMENT EFFECTIVE DATE

Antibody Targets	Program Target	Program Targets with Program Antibodies	Program Targets with Lead Antibody	Program Targets with Lead Antibody in Development
		[***]	[***]	CD 33 (AVE9633)
			[***]	CD 19 (SAR3419)
			[***]	IGF-1R (AVE1642)
DS6 antigen (SAR566658)
CD38 (SAR650984)

Dropped Targets		Dropped Products
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.